                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant                       [X]
Filed  by  a  Party  other                       [ ]
than  the  Registrant

Check  the  appropriate  box:

            [X]            Preliminary  Proxy  Statement
            [ ]            Confidential  for  use  of  the  Commission  Only
                           (as  permitted  by  Rule  14a-6(e)(2))
            [ ]            Definitive  Proxy  Statement
            [ ]            Definitive  Additional  Materials
            [ ]            Soliciting  Material  Pursuant  to  240.14a-11;
                           or  240.14a-12

                              POWERCOLD CORPORATION
                              ---------------------
                (Name of Registrant as Specified in its Charter)

                                      NONE
                                      ----
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]    No  fee  required.

[ ]    Fee  computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11

1)     Title of each class of securities to which transaction applies:
2)     Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)     Proposed maximum aggregate value of transaction:
5)     Total  fee  paid:

[ ]    Fee  paid  previously  with  preliminary  materials.

[ ]    Check  box  if any part of the fee is offset as provided by Exchange Act
Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:
(2)     Form  Schedule  or  Registration  Statement  No.:
(3)     Filing  Party:
(4)     Date  Filed:

POWERCOLD  CORPORATION                         PHONE:  210  659-8450
103  GUADALUPE  DRIVE                          FAX:    210  658-5675
CIBOLO,  TEXAS  78108

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                NOVEMBER 10, 2000

To  The  Stockholders  of  PowerCold  Corporation:

The Annual Meeting of Stockholders of PowerCold Corporation, a Nevada Corporation, will be held at PowerCold Corporation, 103 Guadalupe Drive Cibolo, Texas 78108 on Friday, November 10, 2000 at 2:00 P.M. Central time for the following purposes:

1.   To  elect  certain  members  of  the  Board  of  Directors

2. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

Stockholders  of  record  at  the  close  of  business  on  October  1,  2000 are entitled  to  notice  of  and  to  vote  at  the  meeting.

By  order  of  the  Board  of  Directors,

POWERCOLD  CORPORATION

/s/  George  C.  Briley

George  C.  Briley,
Corporate  Secretary

October  10,   2000   /Approximate Date of mailing to Stockholders

IMPORTANT: Whether or not you plan to attend the meeting, please execute and return the enclosed proxy. A return envelope is enclosed for your convenience. Prompt return of the proxy will assure a quorum and save the Company unnecessary expense. At least ten (10) days before the meeting of stockholders, a complete record of the stockholders of the Company entitled to vote at such meeting, or any adjournment thereof, will be on file at the place of business of the Company at 103 Guadalupe Drive Cibolo, Texas 78108 and shall be produced and kept open at the time and place of the meeting. During all times referred to above, the records shall be subject to the inspection of any shareholder for the purposes of the meeting.

                              POWERCOLD CORPORATION
                               103 GUADALUPE DRIVE
                               CIBOLO, TEXAS 78108
                                 (210) 659-8450

                                 PROXY STATEMENT
                                   RELATING TO
                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 10, 2000

                                  INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of PowerCold Corporation a Nevada corporation (the "Corporation"), to holders of shares of the Corporation's Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Friday, November 10, 2000 and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting. This Proxy Statement is first being mailed to shareholders on or about October 10, 2000. The Annual 10-K Report of the Company for the year ending December 31, 1999 will be mailed to stockholders . Such Annual Report does not form any part of the material for solicitation of proxies.

                           PURPOSES OF ANNUAL MEETING

ELECTION  OF  DIRECTOR

At the Annual Meeting, shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and take action on the election of three directors to the Corporation's Board of Directors to serve for a three year term. See "Election of Directors."

OTHER  BUSINESS

To transact other matters as may properly come before the annual meeting or any adjournment or adjournments thereof.

                            VOTING AT ANNUAL MEETING

GENERAL

The close of business on the Record Date of October 1, 2000 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 11,667,383 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Annual Meeting provided a quorum is present at the meeting in person or by proxy.

PROXIES

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted: (1) FOR election of the individuals to the

Corporation's Board of Directors, (2) AT the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Annual Meeting and voting in person. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. Broker non-votes, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote shares for which no instructions have been given in their discretion in the election of directors.

The  Corporation  will  bear  all  the   costs  and  expenses  relating  to  the
solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders. In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.

1.  ELECTION  OF  DIRECTORS

It is intended that the proxies solicited hereby will be voted for election of the nominees for directors listed below, unless authority to do so has been withheld. The Board of Directors knows of no reason why its nominees will be unable to accept election. However, if the nominees become unable to accept election, the Board will either reduce the number of directors to be elected or select substitute nominees. If substitute nominees are selected, proxies will be voted in favor of such nominees.

The nominees for Directors whose terms, if elected, will expire in 2003 and certain additional information with respect to the nominees are as follows:

NOMINEE'S NAME, POSITION WITH THE COMPANY, PRINCIPAL OCCUPATION(S), OTHER DIRECTORSHIPS, AGE, AND OWNERSHIP:

FRANCIS L. SIMOLA: Mr. Simola, 61, has been Chairman, President and Chief Executive Office of PowerCold Corporation since the Company's inception in January 1993. Mr. Simola's background and experience includes; over 28 years in the computer industry with positions in various marketing and management operations with Unisys Corporation, formerly Burroughs Corporation; over 15 years as a consultant and principal in various high-tech companies. Mr. Simola is the founder and president of Simco Group Inc., a private investment company that controls a major interest in PowerCold. Simco provides services consisting of financing, marketing and management consulting for small technical start-up companies that have proven specialized niche products. Mr. Simola is a graduate of Peirce Business College with a degree in Marketing and Management, and attended Villanova University and Drexel University Evening College for
additional  course  studies  in  Finance  and  Business  Administration.

Shares  Beneficially  Owned*     2,205,096
Percent  of  Class:                   18.9
A  Director  Since:                   1993

* Shares beneficially owned do not include options to acquire 995,879 shares of Common Stock granted on 2/7/98, 7/10/98 and 10/1/99.

GEORGE C. BRILEY: Mr. Briley, 75, has been a director of the PowerCold Corporation since September 1994. Mr. Briley is Chief Technology Office of PowerCold and President of RealCold Products, Inc. and Technicold Services, Inc., wholly owned subsidiary companies PowerCold. Mr. Briley has over forty-seven years experience in engineering and marketing in the refrigeration industry. After receiving his BSEE at Louisiana Polytechnic University, Summa Cum Laude, Mr. Briley was employed by York Corp. for twelve years, where he attended the York Engineering Training Program. At York he served as a Project Engineer and Sales Manager prior to management positions as a Branch Manager and Regional Manager. He then served with Frick Company for two years as Field Sales Manager. Mr. Briley was employed for thirteen years with Lewis Refrigeration
Company,  as   Vice  President  and   Board  Member;  and   fifteen  years  with
Refrigeration Engineering Corp. (RECO), as Vice President, Marketing and Research and Board Member. While serving Lewis and RECO, he helped build the companies into multi million dollar organizations, where they designed, engineered, manufactured, installed and serviced industrial refrigeration systems. Mr. Briley holds four US patents, and is a Registered Professional Engineer in five states. He is the author of many articles and papers regarding all aspects of industrial refrigeration. His services on professional organizations include; Founding President of the International Institute of
Ammonia Refrigeration (IIAR); Fellow in American Society of Heating Refrigeration and Air Conditioning Engineers (ASHRAE), fellow and life member; Chairman and member of many committees, and a member at present of the ANSI-ASHRAE 15-1993 "Safety Code for Air Conditioning and Refrigeration".

Shares  Beneficially  Owned*     634,602
Percent  of  Class:                  5.4
A  Director  Since:                 1994

* Shares beneficially owned do not include options to acquire 354,100 shares of Common Stock granted on 2/7/98 and 10/1/99.

H. JACK KAZMAR: Mr. Kazmar, 68, has been a director of the PowerCold since October 1998, and is President of Rotary Power Enterprise, Inc. and Alturdyne Energy Systems, Inc., wholly owned subsidiary companies PowerCold. R. Kazmar was the Marketing Consultant with Rotary Power International, Inc. from 1993 - 1997. Mr. Kasmar has had more than 30 years experience in the commercial heating, ventilation and air conditioning equipment industry. Mr. Kazmar previously worked at ICC as Vice President of Sales and Marketing for five years. From 1981 until 1969, Jack Kasmar was President and co-founder of Skil-Aire Corporation, a manufacturer of standardized commercial heating, ventilation and air conditioning products. From 1971 to 1981, Mr. Kasmar served in a number of positions of increasing responsibility at Fedders Corporation, including General Manager of Residential and Commercial Products Division and Airtemp Applied. Prior to joining Fedders, he held various positions with Worthington Corporation in direct sales and field management in NYC, Washington
D. C., Baltimore and Philadelphia areas. Jack Kasmar holds a Bachelor of Science - Mechanical Engineering from Lafayette College in Easton, PA.

Shares  Beneficially  Owned*     162,000
Percent  of  Class:                  1.4
A  Director  Since:                 1998

* Shares beneficially owned do not include options to acquire 504,579 shares of Common Stock granted on 2/7/98, 6/1/99 and 10/1/99.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY

2.  OTHER  MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth, as of October 1, 2000, the amount and percentage of the Common Stock of the Company, which according to information supplied by the Company, is beneficially owned by each person who, to the best knowledge of the Company, is the beneficial owner (as defined below) of more than five (5%) of the outstanding common stock.

NAME AND ADDRESS OF               NUMBER  OF  SHARES    PERCENTAGE  OWNERSHIP
BENEFICIAL  OWNER(1)              OF  COMMON  STOCK     OF  COMMON  STOCK
                                  BENEFICIALLY  OWNED   OUTSTANDING
--------------------------------  --------------------  ---------------------
George  C.  Briley  (2)                  652,602                   5.59%
     17  Pembroke  Lane
     San  Antonio,  TX.  78240
H.  Jack  Kazmar  (3)                    162,000                   1.39%
     36  West  Beechcroft  Road
     Short  Hills,  NJ  07078
Francis L. Simola and (4)              1,058,596                   9.07%
Veronica  M.  Simola
     9408  Meadowbrook  Ave.
     Philadelphia,  Pa.  19118
Simco  Group,  Inc.  (5)               1,146,500                   9.83%
     650  Sentry  Parkway,  Ste.1
     Blue  Bell,  PA.  19422
Intermagnetics General Corporation     1,354,786                  11.61%
     450  Old  Niskayuna  Road
     Latham,  NY  12110

(1) Under Rule 13d-3, issued by the Securities and Exchange Commission, a person is, in general, deemed to "Beneficially own" any shares if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote or to direct the voting of those shares and/or (b) investment power, which included the power to dispose, or to direct the disposition of those securities. The foregoing table gives effect to shares deemed beneficially owned under Rule 13d-3 based on the information supplied to the Company. The persons named in the table have sole voting power and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) The beneficial owner listed above has stock options giving the right to acquire 354,100 shares of PowerCold Corporation Common Stock.

(3) The beneficial owner listed above has been granted options to acquire 504,579 shares of PowerCold Corporation Common Stock

(4) The beneficial owner listed above has been granted options to acquire 995,879 shares of PowerCold Corporation Common Stock

(5) Simco Group Inc., a Nevada Corporation, is wholly owned (100%) by Francis L. Simola and Veronica M. Simola.

REMUNERATION  OF  EXECUTIVE  OFFICERS

(a)  Named  Executive  Officers

The Corporation's named executive officers are: Frank L. Simola, President and Chief Executive Officer ; George C. Briley, Secretary , Treasurer and Chief Technology Officer; and H. Jack Kazmar, Chief Operating Officer.

(b)  Summary  Compensation  Table

Executive officers the Company receive no salary and no other compensation and benefits.

On March 31, 1999, Frank L. Simola/Simco Group received 120,000 shares of common stock for services rendered the Company in 1999. Mr. Simola has accumulated options to acquire 995,879 shares of Common Stock for services and funding rendered the Company previously granted on 2/7/98, 7/10/98 and 10/1/99. All options are for three years at $0.50 per share.

Frank L. Simola/Simco Group, Inc. received $60,000 related to payment due for operating expenses, which has accumulated into loans due Simco Group, Inc. for a total due of $365,254.00 loaned the Company to date.

George C. Briley received less than $50,000 consulting services compensation from Technicold Services, Inc. for 1999. Mr. Briley has accumulated options to acquire 354,100 shares of Common Stock for services and funding rendered the Company, previously granted on 2/7/98 and 10/1/99. All options are for three years at $0.50 per share.

H. Jack Kazmar received less than $30,000 consulting services compensation from Rotary Power Enterprises, Inc. for 1999. Mr. Kazmar has accumulated options to acquire 504,579 shares of Common Stock for services and funding rendered the Company, previously granted on 2/7/98, 6/1/99 and 10/1/99. All options are for three years at $0.50 per share.

The information specified concerning the compensation of the named executive officers for each of the Registrant's last three completed fiscal years provided in the following Summary Compensation Table.

                              Summary  Compensation  Table
---------------------------------------------------------------------------------------
                                                        Long-Term Compensation
                                             ------------------------------------------
          Annual  Compensation                     Awards                 Payouts
-------------------------------------------  ----------------------  ------------------
(a)             (b)    (c)    (d)     (e)    (f)         (g)         (h)     (i)
Name                                 Other   Restricted  Securities
and                                  Annual  Stock       Underlying  LTIP     All Other
Principal       Year  Salary  Bonus  Comp.   Awards      Options    Payouts   Comp.
Position               ($)     ($)    ($)    ($)(1)(2)      (#)        ($)       ($)
--------------  ----  ------  -----  ------  ----------  ----------  -------  ---------
Frank Simola    1999      0      0       0     120,000     545,879       0        0
  President     1998      0      0       0     125,000     450,000       0        0
  CEO           1997      0      0       0           0           0       0        0

George Briley   1999      0      0       0           0     204,100       0        0
  Sec/Tres      1998      0      0       0       5,000     150,000       0        0
  CTO           1997      0      0       0           0           0       0        0

H Jack Kazmar   1999      0      0       0           0     254,579       0        0
  COO           1998      0      0       0      52,000     150,000       0        0
                1997      0      0       0           0           0       0        0

(1) Restricted stock awarded to Simco Group, Inc./F. Simola for consulting and funding services.
(2)  Restricted  stock  awards  includes  directors  fees.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 1999 is provided in the following Option Grants in the Last Fiscal Year Table:

                            OPTION GRANTS IN LAST FISCAL YEAR
                                  Individual Grants (1)
----------------------------------------------------------------------------------------
 (a)                    (b)                   (c)                 (d)           (e)
    Name        Number of Securities    % of total Options    Exercise or    Expiration
                 Underlying Options    granted to employees  or base price     Date
                       Granted            in fiscal year       $/share
--------------  ---------------------  --------------------  -------------  ------------
Frank Simola              545,879                20.88%            0.50        10/1/02
George Briley             204,100                 7.81%            0.50        10/1/02
H Jack Kazmar             254,579                 9.74%            0.50        10/1/02

(1) This table does not include Stock Options granted previously.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 1999 is provided in the following Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Options Values Table:

                    AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR
                                  Individual Grants (1)
-----------------------------------------------------------------------------------------
     (a)               (b)            (c)             (d)                     (e)
     Name       Number of        Value       Number of securities    Value of unexercised
                Shares          realized    underlying unexercised   in-the-money options
                Acquired on                 Options at fiscal year-   at fiscal year-end
                Exercise                     end (# exercisable/       (# exercisable/
                                                unexercisable)          unexercisable)
--------------  -------------  -----------  -----------------------  --------------------
Frank Simola          0             0               995,879/0                479,940/0
George Briley         0             0               354,100/0                177,050/0
H Jack Kazmar         0             0               404,579/0                202,290/0


The  Company  does  not  currently   have  a  Long Term Incentive Plan  ("LTIP")

CERTAIN  INFORMATION  REGARDING  THE  BOARD  OF  DIRECTORS

During the fiscal year ended December 31, 1999 the Board of Directors held eight meetings. All directors attended the meetings either physically or via teleconference.

     COMMITTEES

There  are  no  Compensation,  Audit  or  Nominating  Committees.

RELATED  PARTY  TRANSACTIONS

Simco Group, Inc., a wholly owned affiliate of Francis L Simola, CEO of the Company has financed the Company on several occasions since the Company's inception. Simco Group has never received or requested payment of any interest from the Company for providing said financing. Management believes that without the continuous financial support of Simco Group, the Company would never have remained in business. For the year 1999, Simco Group, Inc., provided loans of $365,254.00 to the Company. Net total of loans from Simco Group, Inc to the Company is $398,796.21 as of June 30, 2000.

     COMPENSATION  OF  DIRECTORS

Compensation is limited to $2,500.00 annually paid in restricted company stock for director services rendered the Company. No director compensation was paid in 1999.

     SHAREHOLDER  PROPOSALS  AND  OTHER  MATTERS

The Corporation's next annual meeting is scheduled for October 1, 2001. A Stockholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than March 30, 2001. The Corporation's By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. At the time of submission of such proposal a stockholder must have been of record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held. A copy of the pertinent By-Law provisions are available upon written request to the Secretary of the Corporation.

     FORM  10-KSB

Any shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 (the "Form 10-KSB"), without cost, upon written request to the Secretary of the Corporation. The Form 10-KSB is not part of the proxy solicitation material for the Annual Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address: http://www.sec.gov.

Company financial reports and product information may also be accessed at the Company's Internet Web Site at http://www.powercold.com. Information on our website does not form any part of the material for solicitation of proxies.

     By  Order  of  the  Board  of  Directors


/s/  George  C.  Briley           Date:  October 10, 2000
-----------------------           ------------------------
     George  C.  Briley
























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(FORM OF PROXY CARD, INFORMATION ON FRONT SIDE)

                                      PROXY

                              POWERCOLD CORPORATION
                               103 GUADALUPE DRIVE,
                               CIBOLO, TEXAS  78108
                                  (509) 735-9092

(PROXY GRAPHIC)

The undersigned hereby revokes all proxies for his stock and appoints George C. Briley, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of PowerCold Corporation, which the undersigned is entitled to vote at the Annual Meeting of the Shareholders to be held at PowerCold Corporation, 102 Guadalupe Drive, Cibolo Texas, 78108, on Friday, November 10, 2000 at 2:00 P.M. central time, including any adjournments there of.

1.  Election of Directors

Frank L. Simola          _____ For    _____  Against    _____  Abstain

George C. Briley         _____ For    _____  Against    _____  Abstain

H. Jack Kazmar           _____ For    _____  Against    _____  Abstain

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


2. In his discretion the proxy is hereby authorized to vote upon such other matters as may properly come before the meeting>

_____ For    _____  Against    _____  Abstain

(FORM OF PROXY CARD, INFORMATION ON BACK SIDE)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as your name appears on the proxy. When shares are held by join tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Company Name: _______________________________

Signature ___________________________________

Signature ___________________________________

Date: _______________________________________